SUPPLEMENT DATED FEBRUARY 10, 1997 TO THE FOLLOWING PROSPECTUSES:

THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND DATED DECEMBER 27, 1996 THE JPM INSTITUTIONAL FUNDS DATED DECEMBER 27, 1996, AS SUPPLEMENTED JANUARY 17, 1997

Effective February 10, 1997, Morgan has agreed to waive its administrative services and shareholder servicing fees and reimburse The JPM Institutional Tax Exempt Money Market Fund for the remainder of the Fund's expenses (excluding extraordinary expenses and expenses allocated to the Fund from the Fund's corresponding Portfolio), thereby reducing current total operating expenses of the Fund. This waiver and reimbursement arrangement is in effect until December 31, 1997 in addition to the reimbursement described under Expenses in the Prospectus. There is no assurance that Morgan will continue this arrangement beyond that date.

The Expense Table and Example in the Prospectuses is revised as follows:

THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
EXPENSE TABLE
ANNUAL OPERATING EXPENSES
Advisory fees..................................................... 0.18%
Rule 12b-1 fees................................................... None
Other Expenses (after waivers and expense reimbursement).......... 0.07%
                                                                   ----

Total Operating Expenses (after waivers and expense reimbursement) 0.25%
                                                                   ====

The information in the expense table has been restated to reflect contractual fees and other expenses described in the Prospectus after the current waiver and reimbursement arrangements described above. Fees and expenses in the table are expressed as a percentage of the Fund's estimated average daily net assets for its current fiscal year and assume the current arrangements were in effect throughout the year. If actual assets are lower than estimated, Total Operating Expenses may, because of the Portfolio's expenses allocable to the Fund, exceed 0.25% but, in any event, will not exceed 0.35% of the Fund's average daily net assets through December 31, 1997. If the table reflected expenses without current arrangements, Other Expenses would be 0.22% and Total Operating Expenses would be 0.40% of estimated assets. Historical Total Operating Expenses expressed as a ratio to historical average daily net assets for the fiscal year ended August 31, 1996 were 0.42%, assuming no expense reimbursements. See Management of the Trust and the Portfolio(s).

EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 year ............................................................. $ 3
3 years ............................................................ $ 8
5 years ............................................................ $14
10 years ........................................................... $32